Amana Mutual Funds Trust

Amana Income Fund (the “Fund”)

Supplement Dated April 30, 2026, to the Summary Prospectus and Prospectus dated

September 29, 2025

NOTICE REGARDING CHANGES IN DEPUTY PORTFOLIO MANAGER

Effective April 30, 2026:

Mr. Dan Kim, CFA®, will no longer serve as Deputy Portfolio Manager of the Fund and all references to his name with respect to the Fund in the Summary Prospectuses and Prospectus are hereby stricken.

Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, will serve as Deputy Portfolio Manager to the Fund.

Effective April 30, 2026, the paragraph entitled “Portfolio Managers” on page 6 of the Fund’s Summary Prospectus shall read as follows:

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund. From July 2018 until April 2020, and previously from 2008 to 2012, he was a deputy portfolio manager for the Fund. Since April 2020, Mr. Bryce R. Fegley MS, CFA®, CIPM®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, a senior investment analyst and portfolio manager of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2026.

* * * * * *

This Supplement should be read in conjunction with the current Summary Prospectus and
Prospectus identified above, each dated September 29, 2026.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Amana Mutual Funds Trust

Amana Growth Fund (the “Fund”)

Supplement Dated April 30, 2026, to the Summary Prospectus and Prospectus dated September 29, 2025

NOTICE REGARDING CHANGES IN DEPUTY PORTFOLIO MANAGER

Mr. Dan Kim, CFA®, will no longer serve as Deputy Portfolio Manager of the Fund and all references to his name with respect to the Fund in the Summary Prospectuses and Prospectus are hereby stricken.

Mr. Jason S. Mitchell, MBA, will serve as a Deputy Portfolio Manager to the Fund.

Mr. Scott F. Klimo CFA® will continue to be the Portfolio Manager of the Fund.

Effective April 30, 2026, the following is added to the paragraph entitled “Portfolio Managers” on page 11 of the Fund’s Summary Prospectus shall read as follows:

Since April 2020, Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. From 2012 until April 2020, he was a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Mr. Jason S. Mitchell MBA, a senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2026.

Effective April 30, 2026, the sixth paragraph of the section entitled “Investment Adviser” on page 25 of the Fund’s prospectus is revised as follows:

Mr. Jason S. Mitchell, MBA, is a senior investment analyst for the advisor. Since April 2026, Mr. Mitchell has been a deputy portfolio for the Growth Fund.

* * * * * *

This Supplement should be read in conjunction with the current Summary Prospectus and
Prospectus identified above, each dated September 29, 2025.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI REVISIONS:

P.18

Portfolio Managers

All Saturna Capital employees, including Elizabeth W. Alm, Patrick T. Drum, Bryce R. Fegley, Jason S. Mitchell, Scott F. Klimo, Monem A. Salam, Levi Stewart Zurbrugg, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As owners of shares and/or stock options of Saturna Capital Corporation, Ms. Alm and Messrs. Drum, Fegley, Klimo, Mitchell, Salam, and Stewart Zurbrugg may benefit from any increase in its value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. All Saturna Capital employees are eligible for a retirement plan, health care and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a Fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating and 2% of the monthly fee for a 5-star rating.

Saturna Capital’s portfolio managers may manage multiple accounts, including mutual funds and separate accounts for individuals, investment partnerships, pension funds, and charities. Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that account. The management of multiple accounts may give rise to potential conflicts of interest when the accounts have similar or different objectives, benchmarks, time horizons, and fees because the portfolio manager must allocate his time and investment ideas across multiple accounts. Consequently, a manager may purchase (or sell) a security for one account and not for another. The adviser has adopted policies designed to fairly allocate securities purchased or sold on an aggregated basis. Transactions executed for one account may adversely affect the value of securities held by other accounts. Securities selected for some accounts may outperform the securities selected for others.

PM Table:

Portfolio Managers (as of May 31, 2025)
Portfolio Manager:	Trust portfolios served as primary manager (assets):	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets):	Other accounts (assets):
Elizabeth W. Alm	None	Saturna Bond Income Fund ($11,730,428) Saturna Short-Term Bond Fund ($13,984,402)	None	None

Patrick T. Drum	Amana Participation Fund ($257,286,300)	Saturna Sustainable Bond Fund ($43,535,137)	None	None
Bryce R. Fegley	None	Saturna Global High Income Fund ($11,087,347) Saturna Core Fund ($27,566,048)	None	Three ($18,010,653)
Scott F. Klimo	Amana Growth Fund ($5,272,630,589)	Saturna Growth Fund ($74,478,215)	None	None
Monem A. Salam	Amana Income Fund ($1,981,032,287) Amana Developing World Fund ($135,024,389)	None	None	Sixty-six ($174,715,364)
Levi Stewart Zurbrugg	None	Saturna Core Fund ($27,566,048)	Four ($76,599,536) [1]	Eleven ($32,669,325)

[1]	Asset managed with a performance fee

PM Ownership Table

Portfolio Manager Fund Ownership (as of May 31, 2025)
Dollar range of equity securities in Amana Mutual Funds Trust owned beneficially by Portfolio Managers
Elizabeth W. Alm	Amana Growth Fund Institutional Shares: $100,001-$500,000
Amana Participation Fund Institutional Shares $10,001-$50,000
Patrick T. Drum	Amana Growth Investor Shares: $1-$10,000
Amana Participation Fund Institutional Shares $1-$10,000
Bryce R. Fegley	Amana Income Investor Shares: $10,001-$50,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: $100,001-$500,000
Amana Developing World Institutional Shares: $1-$10,000
Scott F. Klimo	Amana Income Institutional Shares: $100,001-$500,000
Amana Growth Institutional Shares: $100,001-$500,000
Monem A. Salam	Amana Income Institutional Shares: $500,001-$1,000,000
Amana Growth Institutional Shares: $500,001-$1,000,00
Amana Developing World Institutional Shares: $100,001-$500,000
Amana Participation Fund Institutional Shares $10,001-$50,000
Levi Stewart Zurbrugg	Amana Income Institutional Shares: $10,001-$50,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: $10,001-$50,000
Amana Developing World Institutional Shares: $10,001-$50,000